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                        The Prudential Series Fund, Inc.

                     Supplement dated December 13, 2002 to
                          Prospectus dated May 1, 2002
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                                Value Portfolio

   The following amends the sections of the prospectus entitled 'How the Portfolios Invest--Investment Objectives and Policies, 'How the Fund Is Managed--Investment Sub-Advisers,' and 'How the Fund is Managed--Portfolio Managers:'

   Effective as of the close of business on December 12, 2002, Jennison Associates LLC is responsible for managing 100% of the Portfolio's assets. The portfolio managers for the Portfolio are Tom Kolefas and Bradley Goldberg. Bradley Goldberg has announced his intention to retire effective December 31, 2002. Following Mr. Goldberg's retirement, Mr. Kolefas will continue as the portfolio manager for the Portfolio.

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                                Equity Portfolio

   The following amends the section of the prospectus entitled 'How the Fund is Managed--Portfolio Managers:'

   Bradley Goldberg has announced his intention to retire effective December 31, 2002. Following Mr. Goldberg's retirement, the portion of the Portfolio managed by Jennison Associates LLC will continue to be managed by Tom Kolefas.


PSFSUP6